UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 9, 2006

EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.
1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (305) 947-1664
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Definitive Agreement.
     On August 9, 2006, Equity One, Inc., a Maryland corporation (“Equity One” or the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, for themselves and as representatives of several other underwriters, with respect to the issue and sale by Equity One of $125 million of 6.25% senior unsecured notes due 2017 (the “Notes”) in an underwritten public offering (the “Public Offering”). The Company anticipates that the Notes will be issued on August 18, 2006.
     The Notes when issued will be registered under the Securities Act of 1933, as amended, pursuant to Equity One’s shelf registration statement on Form S-3 (Registration Nos. 333-132227). The Notes will be issued pursuant to a supplemental indenture which the Company anticipates will be dated August 18, 2006, to the indenture dated as of September 9, 1998 among the Company, SunTrust Bank, as trustee, and each of the guarantors set forth therein.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
     The description of the Notes is hereby incorporated by reference from Item 1.01 of this Current Report on Form 8-K.
Item 8.01 Other Events.
     A copy of the press release issued by Equity One on August 9, 2006 announcing the Public Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     1.1 Underwriting Agreement dated as of August 9, 2006 among Equity One, Banc of America Securities LLC., Bear, Stearns & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
     99.1 Press Release, dated August 9, 2006, of Equity One.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: August 11, 2006	By:	/s/ Chaim Katzman
Chaim Katzman
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement dated as of August 9, 2006 among Equity One, Banc of America Securities LLC., Bear, Stearns & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

99.1	Press Release, dated August 9,2006, of Equity One, Inc.

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